SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15 (d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): July 24, 1999


                             FirstBank NW Corp.
                         ------------------------
           (Exact name of registrant as specified in its charter)



        Washington                  0-22435                  84-1389562
---------------------------       ----------             -------------------
State or other jurisdiction       Commission             (I.R.S. Employer
of incorporation                  File Number            Identification No.)


920 Main Street, Lewiston, Idaho                                 83501
----------------------------------------                       ----------
(Address of principal executive offices)                       (Zip Code)


     Registrant's telephone number (including area code)  (208) 746-9610


                               FirstBank Corp.
                               ---------------
       (Former name or former address, if changed since last report)

Item 5.  Other Events
---------------------

     The stockholders of FirstBank Corp., a Delaware corporation and herein "the Company," approved the reincorporation of the Company from Delaware to Washington on July 21, 1999. The reincorporation was effected September 1, 1999 by merging the Company into a wholly owned subsidiary which was recently formed solely for the purpose of effecting the reincorporation. The surviving corporation is known as FirstBank NW Corp., a Washington corporation, and is hereafter referred to as the "Registrant." Upon consummation of the merger, each share of Common Stock of the Company, par value $.01 per share, was automatically converted into one share of Common Stock of the Registrant, par value $.01 per share.

     The merger was consummated under the terms and conditions of a Plan of Merger pursuant to which the Company ceased to exist as a Delaware corporation, the stockholders of the Company became shareholders of Registrant, Registrant succeeded to all the assets, liabilities, subsidiaries and other properties of the Company to the full extent provided by law, and the rights of the shareholders and internal affairs of the Registrant are governed by the articles of incorporation and bylaws of Registrant and the Washington Business Corporation Act, as amended. As a result of the merger, Registrant has the same business, management, benefit plans, location, assets, liabilities and net worth as did the Company.

     Registrant's Common Stock is deemed registered under Section 12(g) of the Securities Exchange Act of 1934 by operation of Reg. 240.12g-3(a).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

       Exhibits
       --------

2. Plan of Merger dated as of March 18, 1999 between FirstBank NW Corp. and FirstBank Corp. (filed as Exhibit A to the Company's June 15, 1999 Proxy Statement and incorporated herein by reference)

3.1 Articles of Incorporation of FirstBank NW Corp. (filed as Exhibit B to the Company's June 15, 1999 Proxy Statement and incorporated herein by reference)

3.2  Bylaws of FirstBank NW Corp.

                                 SIGNATURES
                                 ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   FIRSTBANK NW CORP.



DATE: September 2, 1999              By:  /s/ Clyde E. Conklin
                                        -------------------------------------
                                        Clyde E. Conklin
                                        President and Chief Executive Officer

                                                                 Exhibit 3.2

                                   BYLAWS
                                     OF
                             FIRSTBANK NW CORP.


                                 ARTICLE I

                              Principal Office

     SECTION 1. Principal Office. The principal office and place of business of the corporation in the state of Washington shall be located in the City of Clarkston, Asotin County.

     SECTION 2. Other Offices. The corporation may have such other offices as the board of directors may designate or the business of the corporation may require from time to time.

                                 ARTICLE II

                                Shareholders

     SECTION 1. Place of Meetings. All annual and special meetings of the shareholders shall be held at the principal office of the corporation or at such other place within or without the State of Washington as the board of directors may determine.

     SECTION 2. Annual Meeting. A meeting of the shareholders of the corporation for the election of directors and for the transaction of any other business of the corporation shall be held annually at such date and time as the board of directors may determine.

     SECTION 3. Special Meetings. Special meetings of the shareholders for any purpose or purposes may be called in accordance with the procedures set forth in the Articles of Incorporation.

     SECTION 4. Conduct of Meetings. Annual and special meetings shall be conducted in accordance with rules prescribed by the presiding officer of the meeting, unless otherwise prescribed by these Bylaws. The board of directors shall designate, when present, either the chairman of the board or the president to preside at such meetings.

     SECTION 5. Notice of Meeting. Written notice stating the place, day and hour of the meeting and, in the case of a special meeting of shareholders, the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 60 days before the date of the meeting, either personally or by mail, by or at the direction of the chairman of the board, the president, the secretary, or the directors calling the meeting, to each shareholder of record entitled to vote at such meeting; provided, however, that notice of a shareholders' meeting to act on an amendment to the Articles of Incorporation, a plan of merger or share exchange, a proposed sale of assets pursuant to Section 23B.12.020 of the Revised Code of Washington or its successor, or the dissolution of the corporation shall be given no fewer than 20 nor more than 60 days before the meeting date. If mailed, such notice shall be deemed to be delivered when deposited in the mail, addressed to the shareholder at the address as it appears on the stock transfer books or records of the corporation as of the record date prescribed in Section 6 of this Article II, with postage thereon prepaid. When any shareholders' meeting, either annual or special, is adjourned for 120 days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. It shall not be necessary to give any notice of the time and place of any meeting adjourned for less than 120 days or of the business to be transacted at the meeting, other than an announcement at the meeting at which such adjournment is taken.

     SECTION 6. Fixing of Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the board of directors shall fix, in advance, a date as the record date for any such determination of shareholders. Such date in any case shall be not more than 70 days, and in case of a meeting of shareholders, not less than 10 days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the day before the date on which notice of the meeting is mailed or the date on which the resolution of the board of directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment.

     SECTION 7. Voting Lists. At least 10 days before each meeting of the shareholders, the officer or agent having charge of the stock transfer books for shares of the corporation shall make a complete list of the shareholders entitled to vote at such meeting, or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each. This list of shareholders shall be kept on file at the home office of the corporation and shall be subject to inspection by any shareholder at any time during usual business hours, for a period of 10 days prior to such meeting. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to inspection by any shareholder during the entire time of the meeting. The original stock transfer book shall be prima facie evidence of the shareholders entitled to examine such list or transfer books or to vote at any meeting of shareholders. Failure to comply with the requirements of this bylaw shall not affect the validity of any action taken at the meeting.

     SECTION 8. Quorum. A majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. If a quorum is present or represented at a meeting, a majority of those present or represented may transact any business which comes before the meeting, unless a greater percentage is required by law. If less than a quorum of the outstanding shares is represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified, and in the case of any adjourned meeting called for the election of directors, those who attend the second of the adjourned meetings, although less than a quorum, shall nevertheless constitute a quorum for the purpose of electing directors.

     SECTION 9. Proxies. At all meetings of shareholders, a shareholder may vote by proxy executed in writing by the shareholder or by his duly authorized attorney in fact. Proxies solicited on behalf of management shall be voted as directed by the shareholder or, in the absence of such direction, as determined by a majority of the board of directors. All proxies shall be filed with the secretary of the corporation before or at the commencement of meetings. No proxy may be effectively revoked until notice in writing of such revocation has been given to the secretary of the corporation by the shareholder (or his duly authorized attorney in fact, as the case may be) granting the proxy. No proxy shall be valid after eleven months from the date of its execution unless it is coupled with an interest.

     SECTION 10. Voting of Shares by Certain Holders. Shares standing in the name of another corporation may be voted by any officer, agent or proxy as the Bylaws of such corporation may prescribe, or, in the absence of such provision, as the board of directors of such corporation may determine. A certified copy of a resolution adopted by such directors shall be conclusive as to their action.

     Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

     Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority so to do is contained in an appropriate order of the court or other public authority by which such receiver was appointed.

     If shares are held jointly by three or more fiduciaries, the will of the majority of the fiduciaries shall control the manner of voting or giving of a proxy, unless the instrument or order appointing such fiduciaries otherwise directs.

     A shareholder, whose shares are pledged, shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter, the pledgee shall be entitled to vote the shares so transferred.

     Neither treasury shares of its own stock held by the corporation, nor shares held by another corporation, if a majority of the shares entitled to vote for the election of directors of such other corporation are held by the corporation, shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time for purposes of any meeting.

     SECTION 11. Voting of Shares in the Name of Two or More Persons. When ownership of stock stands in the name of two or more persons, in the absence of written directions to the corporation to the contrary, at any meeting of the shareholders of the corporation any one or more of such shareholders may cast, in person or by proxy, all votes to which such ownership is entitled.
In the event an attempt is made to cast conflicting votes, in person or by proxy, by the several persons in whose name shares of stock stand, the vote or votes to which these persons are entitled shall be cast as directed by a majority of those holding such stock and present in person or by proxy at such meeting, but no votes shall be cast for such stock if a majority cannot agree.

     SECTION 12. Voting. Every holder of outstanding shares of capital stock of the corporation entitled to vote at any meeting shall be entitled to the number of votes (if any) as set forth in the Articles of Incorporation. Unless otherwise provided in the Articles of Incorporation, by statute, or by these Bylaws, a majority of those votes cast by shareholders at a lawful meeting shall be sufficient to pass on a transaction or matter.

     SECTION 13. Informal Action by Shareholders. Any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting if consent in writing, setting forth the action so taken, shall be given by all of the shareholders entitled to vote with respect to the subject matter.

     SECTION 14. Inspectors of Election. In advance of any meeting of shareholders, the board of directors may appoint any persons, other than nominees for office, as inspectors of election to act at such meeting or any adjournment thereof. The number of inspectors shall be either one or three. If the board of directors so appoints either one or three inspectors, that appointment shall not be altered at the meeting. If inspectors of election are not so appointed, the chairman of the board or the president may make such appointment at the meeting. In case any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the board of directors in advance of the meeting or at the meeting by the chairman of the board or the president.

     Unless otherwise prescribed by applicable law, the duties of such inspectors shall include: determining the number of shares of stock and the voting power of each share, the shares of stock represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies; receiving votes, ballots or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining the result; and such acts as may be proper to conduct the election or vote with fairness to all shareholders.

                                ARTICLE III

                             Board of Directors

     SECTION 1. General Powers. All corporate powers shall be exercised by, or under authority of, and the business and affairs of the corporation shall be managed under the direction of, the board of directors. The board of directors shall annually elect a chairman of the board and a president from among its members and shall designate, when present, either the chairman of the board or the president to preside at its meetings.

     SECTION 2. Number, Term and Election. The number of directors of the corporation shall be fixed from time to time exclusively by resolution adopted by a majority of the total number of the corporation's directors. The members of each class shall be elected for a term of three years and until their successors are elected or qualified. One class shall be elected by ballot annually. The board of directors shall be classified in accordance with the provisions of the corporation's Articles of Incorporation.

     SECTION 3. Regular and Special Meetings. An annual meeting of the board of directors shall be held without other notice than this bylaw immediately after the annual meeting of shareholders, and at the same place as the annual meeting of shareholders. The board of directors may provide, by resolution, the time and place, for the holding of additional regular meetings without other notice than such resolution.

     Special meetings of the board of directors may be called by or at the request of the chairman of the board or the president, or by one-third of the directors. The persons authorized to call special meetings of the board of directors may fix any place within or without the State of Washington as the place for holding any special meeting of the board of directors called by such persons.

     Members of the board of directors may participate in regular or special meetings by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other. Such participation shall constitute attendance in person, but shall not constitute attendance for the purpose of compensation pursuant to Section 11 of this
Article III.

     SECTION 4. Notice of Special Meeting. Written notice of any special meeting shall be given to each director at least two days prior thereto delivered personally or by telegram or at least five days previous thereto delivered by mail at the address at which the director is most likely to be reached. If mailed to the address at which the director is most likely to be reached, such notice shall be deemed to be delivered when deposited in the mail so addressed, with postage thereon prepaid. Any director may waive notice of any meeting by a writing filed with the secretary. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

     SECTION 5. Quorum. A majority of the number of directors fixed in accordance with Section 2 of this Article III shall constitute a quorum for the transaction of business at any meeting of the board of directors, but if less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time. Notice of any adjourned meeting shall be given in the same manner as prescribed by Section 4 of this
Article III.

     SECTION 6. Manner of Acting. The act of the majority of the directors present at a meeting or adjourned meeting at which a quorum is present shall be the act of the board of directors, unless a greater number is prescribed by these Bylaws, the Articles of Incorporation or the laws of Washington.

     SECTION 7. Action Without a Meeting. Any action required or permitted to be taken by the board of directors at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors.

     SECTION 8. Resignation. Any director may resign at any time by sending a written notice of such resignation to the principal office of the corporation addressed to the chairman of the board, the president or the secretary. Unless otherwise specified therein, such resignation shall take effect upon receipt thereof by the chairman of the board or the president.

     SECTION 9. Removal. A director or the entire board of directors may be removed only in accordance with the procedures set forth in the Articles of Incorporation.

     SECTION 10. Vacancies. Vacancies of the board of directors may be filled only in accordance with the procedures set forth in the Articles of Incorporation.

     SECTION 11. Compensation. Directors, as such, may receive a stated fee for their services. By resolution of the board of directors, a reasonable fixed sum, and reasonable expenses of attendance, if any, may be allowed for actual attendance at each regular or special meeting of the board of directors. Members of either standing or special committees may be allowed such compensation for actual attendance at committee meetings as the board of directors may determine. Nothing herein shall be construed to preclude any director from serving the corporation in any other capacity and receiving remuneration therefor.

     SECTION 12. Presumption of Assent. A director of the corporation who is present at a meeting of the board of directors at which action on a corporation matter is taken shall be presumed to have assented to the action taken unless his dissent or abstention shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the corporation within five (5) days after the date he receives a copy of the minutes of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

     SECTION 13. Age Limitation. No person 75 years of age or older shall be eligible for election, re-election, appointment or reappointment to the board of directors of the corporation. No director shall serve as such beyond his or her 75th birthday, except that directors serving as such as of the date of the adoption of these Bylaws may serve the remainder of their terms.

     SECTION 14. Qualification. Each director shall at all times be the beneficial owner of not less than 100 shares of capital stock of the corporation.

     SECTION 15. Advisory Directors. The board of directors may by resolution appoint advisory directors to the board, who shall have such authority and receive such compensation and reimbursement as the board of directors shall provide. Advisory director or directors emeriti shall not have the authority to participate by vote in the transaction of business.


                                 ARTICLE IV

                    Committees of the Board of Directors

     SECTION 1. Appointment. The board of directors may, by resolution adopted by a majority of the full board, designate one or more committees, each consisting of two or more directors, to serve at the pleasure of the board of directors. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of any such committee.

     SECTION 2. Authority. Any such committee shall have all the authority of the board of directors, except to the extent, if any, that such authority shall be limited by the resolution appointing the committee; and except also that no committee shall have the authority of the board of directors with reference to: the declaration of dividends; the amendment of the Articles of Incorporation or Bylaws of the corporation, or recommending to the shareholders a plan of merger, consolidation, or conversion; the sale, lease, or other disposition of all or substantially all of the property and assets of the corporation otherwise than in the usual and regular course of its business; a voluntary dissolution of the corporation; a revocation of any of the foregoing; the approval of a transaction in which any member of the committee, directly or indirectly, has any material beneficial interest; the filling of vacancies on the board of directors or in any committee; or the appointment of other committees of the board of directors or members thereof.

     SECTION 3.     Tenure.  Subject to the provisions of Section 7 of this
Article IV, each member of a committee shall hold office until the next regular annual meeting of the board of directors following his or her designation and until a successor is designated as a member of the committee.

     SECTION 4. Meetings. Unless the board of directors shall otherwise provide, regular meetings of any committee appointed pursuant to this Article IV shall be at such times and places as are determined by the board of directors, or by any such committee. Special meetings of any such committee may be held at the principal executive office of the corporation, or at any place which has been designated from time to time by resolution of such committee or by written consent of all members thereof, and may be called by any member thereof upon not less than one day's notice stating the place, date, and hour of the meeting, which notice shall be given in the manner provided for the giving of notice to members of the board of directors of the time and place of special meetings of the board of directors.

     SECTION 5. Quorum. A majority of the members of any committee shall constitute a quorum for the transaction of business at any meeting thereof.

     SECTION 6. Action Without a Meeting. Any action required or permitted to be taken by any committee at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the members of any such committee.

     SECTION 7. Resignations and Removal. Any member of any committee may be removed at any time with or without cause by resolution adopted by a majority of the full board of directors. Any member of any committee may resign from any such committee at any time by giving written notice to the president or secretary of the corporation. Unless otherwise specified, such resignation shall take effect upon its receipt; the acceptance of such resignation shall not be necessary to make it effective.

     SECTION 8. Procedure. Unless the board of directors otherwise provides, each committee shall elect a presiding officer from its members and may fix its own rules of procedure which shall not be inconsistent with these Bylaws. It shall keep regular minutes of its proceedings and report the same to the board of directors for its information at the meeting held next after the proceedings shall have occurred.

                                 ARTICLE V

                                  Officers

     SECTION 1. Positions. The officers of the corporation shall be a president, one or more vice presidents, a secretary and a treasurer, each of whom shall be elected by the board of directors. The board of directors may also designate the chairman of the board as an officer. The president shall be the chief executive officer unless the board of directors designates the chairman of the board as chief executive officer. The president shall be a director of the corporation. The offices of the secretary and treasurer may be held by the same person and a vice president may also be either the secretary or the treasurer. The board of directors may designate one or more vice presidents as executive vice president or senior vice president. The board of directors may also elect or authorize the appointment of such other officers as the business of the corporation may require. The officers shall have such authority and perform such duties as the board of directors may from time to time authorize or determine. In the absence of action by the board of directors, the officers shall have such powers and duties as generally pertain to their respective offices.

     SECTION 2. Election and Term of Office. The officers of the corporation shall be elected annually by the board of directors at the first meeting of the board of directors held after each annual meeting of the shareholders. If the election of officers is not held at such meeting, such election shall be held as soon thereafter as possible. Each officer shall hold office until his successor shall have been duly elected and qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided. Election or appointment of an officer, employee or agent shall not of itself create contract rights. The board of directors may authorize the corporation to enter into an employment contract with any officer in accordance with applicable law.

     SECTION 3. Removal. Any officer may be removed by vote of two-thirds of the board of directors whenever, in its judgment, the best interests of the corporation will be served thereby, but such removal, other than for cause, shall be without prejudice to the contract rights, if any, of the person so removed.

     SECTION 4. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the board of directors for the unexpired portion of the term.

     SECTION 5. Remuneration. The remuneration of the officers shall be fixed from time to time by the board of directors and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the corporation.

                                 ARTICLE VI

                   Contracts, Loans, Checks and Deposits

     SECTION 1. Contracts. Except as otherwise prescribed by these Bylaws with respect to certificates for shares, the board of directors may authorize any officer, employee, or agent of the bank to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation. Such authority may be general or confined to specific instances.

     SECTION 2. Loans. No loans shall be contracted on behalf of the corporation and no evidence of indebtedness shall be issued in its name, unless authorized by the board of directors. Such authority may be general or confined to specific instances.

     SECTION 3. Checks, Drafts, Etc. All checks, drafts, or other orders for the payment of money, notes, or other evidences of indebtedness in the name of the corporation shall be signed by one or more officer, employee, or agent of the corporation in such manner as shall from time to time be determined by the board of directors.

     SECTION 4. Deposits. All funds of the corporation not otherwise employed shall be deposits from time to time to the credit of the corporation in any of its duly authorized depositories as the board of directors may select.

     SECTION 5. Shares of Another Corporation. Shares of another corporation held by this corporation may be voted by the president or any vice president, or by proxy appointment form by either of them, unless the directors by resolution shall designate some other person to vote the shares.

                                ARTICLE VII

                 Certificates for Shares and Their Transfer

     SECTION 1. Certificates for Shares. The shares of the corporation shall be represented by certificates signed by the chairman of the board of directors or by the president or a vice president and by the treasurer or by the secretary of the corporation, and may be sealed with the seal of the corporation or a facsimile thereof. Any or all of the signatures upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the corporation itself or an employee of the corporation. If any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before the certificate is issued, it may be issued by the corporation with the same effect as if he were such officer at the date of its issue.

     SECTION 2. Form of Share Certificates. All certificates representing shares issued by the corporation shall set forth upon the face or back that the corporation will furnish to any shareholder upon request and without charge a full statement of the designations, preferences, limitations, and relative rights of the shares of each class authorized to be issued, the variations in the relative rights and preferences between the shares of each such series so far as the same have been fixed and determined, and the authority of the board of directors to fix and determine the relative rights and preferences of subsequent series.

     Each certificate representing shares shall state upon the face thereof: that the corporation is organized under the laws of the State of Washington; the name of the person to whom issued; the number and class of shares; the date of issue; the designation of the series, if any, which such certificate represents; the par value of each share represented by such certificate, or a statement that the shares are without par value. Other matters in regard to the form of the certificates shall be determined by the board of directors.

     SECTION 3. Payment for Shares. No certificate shall be issued for any shares until such share is fully paid.

     SECTION 4. Transfer of Shares. Transfer of shares of capital stock of the corporation shall be made only on its stock transfer books. Authority for such transfer shall be given only by the holder of record thereof or by his legal representative, who shall furnish proper evidence of such authority, or by his attorney thereunto authorized by power of attorney duly executed and filed with the corporation. Such transfer shall be made only on surrender for cancellation of the certificate for such shares. The person in whose name shares of capital stock stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

     SECTION 5. Stock Ledger. The stock ledger of the corporation shall be the only evidence as to who are the shareholders entitled to examine the stock ledger, the list required by Section 7 of Article II or the books of the corporation, or to vote in person or by proxy at any meeting of shareholders.

     SECTION 6. Lost Certificates. The board of directors may direct a new certificate to be issued in place of any certificate theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. When authorizing such issue of a new certificate, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate, or his legal representative, to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

     SECTION 7. Beneficial Owners. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not the corporation shall have express or other notice thereof, except as otherwise provided by law.

                                ARTICLE VIII

                         Fiscal Year; Annual Audit

     The fiscal year of the corporation shall end on the 31st day of March of each year. The corporation shall be subject to an annual audit as of the end of its fiscal year by the independent public accountants appointed by and responsible to the board of directors.

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                                 ARTICLE IX

                                 Dividends

     Subject to the terms of the corporation's Articles of Incorporation and the laws of the State of Washington, the board of directors may, from time to time, declare, and the corporation may pay, dividends upon its outstanding shares of capital stock.

                                 ARTICLE X

                               Corporate Seal

     The corporation need not have a corporate seal. If the directors adopt a corporate seal, the seal of the corporation shall be circular in form and consist of the name of the corporation, the state and year of incorporation.

                                 ARTICLE XI

                                 Amendments

     In accordance with the corporation's Articles of Incorporation, these Bylaws may be repealed, altered, amended or rescinded by the shareholders of the corporation only by vote of not less than 80% of the outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the shareholders called for that purpose (provided that notice of such proposed repeal, alteration, amendment or rescission is included in the notice of such meeting). In addition, the board of directors may repeal, alter, amend or rescind these Bylaws by vote of two-thirds of the board of directors at a legal meeting held in accordance with the provisions of these Bylaws.

                                *      *      *

     Adopted this 19th day of August, 1999.

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